Exhibit 10.16

SUBLEASE

This Sublease (this “Sublease”) is entered into this 18th day of October, 2013 (the “Effective Date”) between InB: Hauser Pharmaceutical Services, Inc., a Delaware corporation (“Sublessor”), and ZS Pharma, Inc., a Delaware corporation (“Sublessee”).

WHEREAS, Sublessor and Clear Creek Business Park LLC, a Colorado limited liability company (“Landlord”), entered into a Lease of Space dated April 14, 2011 (herein referred to as the “Lease”, to which reference should be made for all terms not otherwise herein defined), pertaining to Suites A-L of the building located at 6880 North Broadway, Denver, Colorado 80221, and Suite M of the building located at 6870 North Broadway, Denver, Colorado 80221 (the “Demised Premises”), and which Lease has not been amended on or prior to the Effective Date; and

WHEREAS, Sublessor desires to sublease to Sublessee and Sublessee desires to sublease from Sublessor all of the Demised Premises upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Sublease. Sublessor subleases to Sublessee and Sublessee subleases from Sublessor, upon the terms and conditions herein set forth, all of the Demised Premises, consisting of approximately 19,145 square feet of space as depicted on the space plan attached hereto as Exhibit A (the “Sublease Space”). The term of this Sublease shall commence on October 18, 2013 and end on December 31, 2016 at 12:00 noon, unless earlier terminated hereunder.

2. Rent; Security Deposit. Sublessee shall pay to Sublessor during the term of this Sublease, without notice, demand, deduction or setoff (except as expressly set forth in this Sublease), rent and all other amounts that Sublessor is required to pay to Landlord under the Lease in the amounts set forth in the Lease, in advance on or before the first day of each calendar month at the address of Sublessor herein provided or at such other place as Sublessor may from time to time designate in writing. Sublessee’s failure to timely pay any such amounts shall be subject to Section 11.2 of the Lease, as incorporated herein pursuant to Section 6 of this Sublease. Sublessor is not requiring Sublessee to pay a security deposit.

3. Use. Sublessee shall use the Sublease Space only as general office, laboratory, production and warehouse purposes related to pharmaceutical research, development and manufacturing and for no other purpose whatsoever. Sublessee shall comply with all laws, rules, orders, ordinances or regulations applicable to Sublessee’s use of the Sublease Space; provided, however, in no event shall Sublessee be obligated to bring the Sublease Space or any improvements located therein into compliance with any laws, rules orders, ordinances or regulations, including, without limitation, the Americans With Disability Act or any environmental laws, other than as required by applicable law in connection with any alterations or improvements made by Sublessee to the Sublease Space, or the particular use of the Sublease Space by Sublessee, or to accommodate specific employees of Sublessee, following the Effective

Date and during the term of this Sublease, subject to the following provisions of this Section 3. Sublessee accepts the Sublease Space in its “AS IS” condition without warranty from Sublessor or Landlord. Neither Sublessor nor Landlord shall be required to provide any tenant finish, alterations, maintenance, repairs, or janitorial, trash or other services to the Sublease Space. Neither Sublessor nor Landlord has made any representation or warranty regarding the Sublease Space or the Demised Premises including, without limitation, compliance with the Americans With Disabilities Act or any other laws, rules orders, ordinances or regulations. Sublessee shall not alter or otherwise change the Sublease Space in any manner without the prior written consent of Landlord (any consent of Sublessor being expressly not required for purposes hereof), such consent not to be unreasonably withheld, conditioned or delayed. As soon as reasonably practicable following the completion of any such alterations or changes, Sublessee shall provide Sublessor written notice of the general nature and extent of such alterations or changes; provided, in no event shall Sublessee be required to disclose any details of or circumstances surrounding such alterations or changes that Sublessee deems to be proprietary to its business or Sublessee otherwise desires to keep confidential, as determined by Sublessee in its sole discretion. Upon termination of this Sublease, Sublessee shall immediately quit and surrender the Sublease Space to Sublessor broom clean and in its condition existing as of the Effective Date, ordinary wear and tear and damage by casualty, condemnation or any acts of Landlord or Sublessor excepted.

4. INTENTIONALLY OMITTED.

5. INTENTIONALLY OMITTED.

6. Subordination and Incorporation of Lease. This Sublease shall be subject to and subordinate to the Lease. All the terms, conditions and covenants of the Lease are incorporated herein by this reference and constitute a part hereof as applied to Sublessor, Sublessee and the Sublease Space as though each were the “Landlord”, the “Tenant” and the “Demised Premises”, respectively thereunder, except to the extent such terms, conditions and covenants are expressly modified by the provisions of this Sublease or are inconsistent with the terms and provisions hereof and except for Exhibit E and Sections 9, 10 and 11 of the Addendum to Lease of Space (which exhibit and sections are not a part of this Sublease and not incorporated herein). Notwithstanding any provision to the contrary set forth in this Sublease, in no event shall Sublessee be required to provide a guarantor of, or otherwise provide any additional security for, the performance of its obligations under this Sublease or for any other reason. Sublessee shall perform and observe all of the obligations of Sublessor, as tenant, under the Lease as such obligations pertain to the Sublease Space. Sublessee covenants that it shall not do or omit to do anything that would constitute a Default by Sublessor under the Lease. Sublessor covenants that it shall not do or omit to do anything that would constitute a Default by Sublessor under the Lease. Upon written notice from Landlord to Sublessee that there has been a Default by Sublessor under the Lease, Sublessee shall thereafter pay all rent and other amounts hereunder to Landlord in lieu of Sublessor. If for any reason the term of the Lease is terminated prior to the expiration of the term of this Sublease, then at option of the Landlord: (i) if Sublessee was the direct cause of the Default resulting in such early termination of the Lease, this Sublease shall immediately terminate and Sublessee shall vacate the Sublease Space in the condition required hereunder; or (ii) Sublessee shall attorn to Landlord as Sublessor hereunder and this Sublease shall not merge but shall continue in full force and effect. In either event, Sublessor shall return any advance rental payments to Sublessee. Sublessor shall not amend or modify the Lease or any provisions thereof without the prior written consent of Sublessee.

7. Waiver of Claims; Indemnity.

(a) Sublessee Indemnification of Sublessor. Sublessee covenants and agrees to protect, indemnify, defend and save Sublessor and its managers, employees, agents, beneficiaries, successors, assigns and other affiliated or related parties (“Related Parties”) harmless from and against all liability, obligations, claims, damages, penalties, causes of action, costs and expenses, including attorneys’ fees, imposed upon, incurred by or asserted against Sublessor or its Related Parties by reason of (i) any accident, injury to or death of any person or loss of or damage to any property occurring on or about the Sublease Space from and after the Effective Date; (ii) any act or omission of Sublessee or Sublessee’s agents, officers or employees or any other person entering upon the Sublease Space under express or implied invitation of Sublessee (collectively, “Sublessee’s Agents”); (iii) any use which may be made of, or condition existing upon, the Sublease Space, from and after the Effective Date; (iv) any improvements, fixtures or equipment upon the Sublease Space (other than the Rejected Equipment [as defined below]); (v) any failure on the part of Sublessee or Sublessee’s Agents to perform or comply with any of the provisions, covenants or agreements of Sublessee contained in this Sublease; (vi) any violation of any law, ordinance, order, rule or regulation of governmental authorities having jurisdiction over Sublessee or Sublessee’s Agents; or (vii) any repairs, maintenance or changes to the Sublease Space made by, through or under Sublessee. Sublessee further covenants and agrees that, in case any action, suit or proceeding is brought against Sublessor or its Related Parties by reason of any of the foregoing, Sublessee shall, at Sublessee’s sole cost and expense, defend Sublessor and its Related Parties in any such action, suit or proceeding.

(b) Sublessor Indemnification of Sublessee. Sublessor covenants and agrees to protect, indemnify, defend and save Sublessee harmless from and against all liability, obligations, claims, damages, penalties, causes of action, costs and expenses, including attorneys’ fees, imposed upon, incurred by, or asserted against Sublessee by reason of (i) Sublessor’s gross negligence or willful misconduct; or (ii) a default by Sublessor under this Sublease, after the lapse of all applicable notice, grace and sure periods. Sublessee waives and releases any claims Sublessee may have against Sublessor or its Related Parties for loss, damage or injury to person or property sustained by Sublessee or Sublessee’s Agents resulting from any cause whatsoever other than as expressly provided in this Sublease. Notwithstanding anything to the contrary, the indemnification of Sublessee by Sublessor provided in this Section 7(b) shall be subject to all waivers, limitations and restrictions otherwise provided in this Sublease.

8. Assignment; Option to Extend. Sublessee shall not assign this Sublease, or sublet all or any portion of the Sublease Space, without the prior written consent of Sublessor and Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. At the expiration of this Sublease, so long as no Default is then continuing, Sublessee may, but shall not be obligated to, elect, by delivering written notice of such election to Sublessor, to extend the term of this Sublease until December 31, 2019, upon the terms and conditions of the Lease for such remaining term, including but not limited to the amount of rent and all other amounts that Sublessor is required to pay to Landlord under the Lease, and the parties will enter into an amendment to the Sublease memorializing the terms and conditions of the extension.

9. Insurance. Sublessee, at its cost, shall procure and maintain all the insurance policies that Sublessor is required to maintain under the first (1st) and second (2nd) sentences of Section 6.2 of the Lease, subject to this Section 9. Notwithstanding the remaining provisions of Section 6.2 of the Lease (other than the last sentence of Section 6.2 of the Lease), which are not incorporated herein, all such policies shall name Sublessee, Sublessor, Landlord, and any mortgagee of Landlord as additional insured parties and shall provide that such policies may not be cancelled or expire without thirty (30) days prior written notice to Sublessor and Landlord. Prior to the commencement date of the term of this Sublease, Sublessee shall furnish to Sublessor and Landlord a certificate(s) of insurance evidencing the coverage required hereunder.

10. Equipment and Fixtures. Prior to the Effective Date, Sublessor (i) installed the fixtures set forth on Annex A to this Sublease in the Sublease Space (the “Tenant Fixtures”) and (ii) placed the equipment and other personal property set forth on Annex B in the Sublease Space (the “Tenant Equipment”). Sublessee shall have the right to use any or all of the Tenant Fixtures and Tenant Equipment during the term of this Sublease. Commencing on the Effective Date and at any time through and until the date that is one hundred eighty (180) days following the Effective Date (the “Outside Removal Date”), Sublessee shall have the right to notify Sublessor in writing (the “Removal Notice”) of any such Tenant Equipment that Sublessee requires Sublessor to remove from the Sublease Space, provided Sublessee shall only be able to exercise such right once prior to the Outside Removal Date. Within thirty (30) days following Sublessor’s receipt of the Removal Notice, Sublessor, at its sole cost and expense, shall remove all of the Tenant Equipment listed in the Removal Notice (the “Rejected Equipment”) and shall promptly repair any damage to the Sublease Space and/or any of Sublessee’s improvements, equipment or other personal property contained therein to the extent caused by or in connection with Sublessor’s removal of any Rejected Equipment from the Sublease Space and the building(s) in which the Sublease Space is located (failing which, Sublessee shall have the right to perform and complete such repairs and to offset the out-of-pocket costs incurred by Sublessee in connection therewith against any amounts payable by Sublessee to Sublessor pursuant to this Sublease). Sublessor agrees to remove the Rejected Equipment from the Sublease Space in accordance with all applicable laws, rules and regulations. Effective as of the earlier of (a) the Outside Removal Date or (b) the date of Sublessee’s delivery to Sublessor of the Removal Notice, Sublessor shall, and, subject to the terms and conditions of this Section 10, Sublessor does hereby, assign, convey and sell to Sublessee all of its interest in the Tenant Equipment other than the Rejected Equipment (and Sublessor shall deliver to Sublessee a separate bill of sale in form satisfactory to Sublessee to further evidence such assignment, conveyance and sale upon written request from Sublessee therefor). In no event shall Sublessee have any maintenance obligations with respect to any Tenant Fixtures and/or Tenant Equipment (including, but not limited to, the Rejected Equipment). At the end of this Sublease, to the extent any such Tenant Equipment (other than the Rejected Equipment) remains in the Sublease Space, Sublessee shall remove, or cause to be removed, such Tenant Equipment (other than any Rejected Equipment) from the Sublease Space. In addition, if Sublessee extends this Sublease through December 31, 2019 pursuant to Section 8 above, Sublessee will be bound by Section 13.1 of the Lease regarding the return of the Sublease Space to Landlord; provided, however, in no event shall Sublessee have any obligation to remove, or cause to be removed, or any liability with respect to, any of the Rejected Equipment. Without limiting the foregoing, in no event shall Sublessee have any responsibility for any claims, liabilities, judgments, damages, settlements, losses, costs or expenses (collectively, “Claims”) with respect to or arising from or out of (x) the Rejected

Equipment, (y) the removal of any or all of the Rejected Equipment from the Sublease Space and/or (z) the disposal, abandonment, sale, conveyance or other transfer of any or all of the Rejected Equipment by Sublessor or any employee, agent or contractor of Sublessor, and Sublessor shall defend, indemnify and hold harmless Sublessee, its affiliates and their respective stockholders, directors, officers and employees from and against any and all such Claims. Nothing herein shall limit Sublessor’s obligations in the Lease with respect to the surrender of the Demised Premises upon the expiration or earlier termination of the Lease Term.

11. Notices. Any notice provided for in or permitted under this Sublease shall be made in writing, and may be given or served by (i) delivering the same in person or by facsimile transmission to the party to be notified, or (ii) depositing the same in the United States mail, postage prepaid, registered or certified with return receipt requested, and addressed to the party to be notified at the address herein specified, or (iii) by depositing same with a reputable overnight courier service. If notice is deposited in the United States mail pursuant to clause (ii) of this Section 11, it will be effective from and after the day it is received by the addressee or receipt thereof is refused by the addressee, unless such day is not a business day, and then it shall be deemed received on the next business day. Notice given in any other manner shall be effective only if and when received by the party to be notified unless the day it is received is not a business day, and then it shall be deemed received on the next business day. For the purpose of notice, the address of the party shall be, until changed as hereinafter provided for, as follows:

Sublessor:	InB: Hauser Pharmaceutical Services, Inc. c/o Cedarburg Pharmaceuticals, Inc. 870 Badger Circle Grafton, Wisconsin 53024

Sublessee:	ZS Pharma Inc.
508 Wrangler Drive, suite 100 Coppell, Texas 75019

Landlord:	Clear Creek Business Park LLC
c/o Etkin Johnson Company LLC 1512 Larimer Street, Suite 325 Denver, Colorado 80202

Any party, from time to time, may change its address for notices hereunder by providing written notice thereof to the other party.

12. No Broker. Sublessor shall indemnify and hold harmless Landlord and Sublessee, and Sublessee shall indemnify and hold harmless Landlord and Sublessor, from all loss, liability, claim, damage and cost (including reasonable attorney’s fees) for any compensation, commission or other charges by any broker or other agent arising from this Sublease occasioned by the acts or omissions of such indemnifying party.

13. Miscellaneous. This Sublease may not be amended or modified except by a written agreement signed by Sublessor and Sublessee, and consented to by Landlord. The parties acknowledge that all understandings and agreements heretofore between the parties regarding Sublessee’s occupancy and use of the Sublease Space are merged in this Sublease, which: alone fully and completely expresses the agreement of the parties hereto. Nothing herein contained shall be deemed or construed to create the relationship of principal or agent or of partnership or joint venture between the parties. This Sublease shall be governed by and construed in accordance with the laws of Colorado, if any legal action is commenced by any party hereto to enforce the terms and conditions of this Sublease, the prevailing party in such action shall be entitled to reasonable attorney’s fees and costs to be paid by the non-prevailing party. Each individual executing this Sublease on behalf of Sublessor and Sublessee represents and warrants that he or she is duly authorized to execute and deliver this Sublease on behalf of such party. This Sublease shall be binding upon Sublessor and Sublessee, and inure to the benefit of Sublessor, Sublessee and Landlord in accordance with the terms and conditions hereof. Landlord shall be deemed to be a third party beneficiary of this Sublease and entitled to enforce the terms and conditions hereof against the respective parties hereto.

14. Consent. The effectiveness of this Sublease is contingent upon Landlord, on or before the Effective Date, consenting to this Sublease pursuant to a written consent reasonably acceptable to Sublessor and Sublessee.

IN WITNESS WHEREOF, this Sublease has been executed as of the date first above written.

SUBLESSOR:

InB: Hauser Pharmaceutical Services, Inc.

By:	/s/ Randall Fortel
Name:	RANDALL FORTEL
Title:	VICE PRESIDENT-FINANCE

SUBLESSEE:

ZS Pharma Inc.

By:	/s/ Alvaro Guillem
Name:	ALVARO GUILLEM
Title:	PRESIDENT & CEO

CONSENT OF GUARANTOR

The undersigned, the Guarantor of the Lease under that certain Guaranty dated March 31, 2011, hereby consents to and agrees to be bound by the terms and conditions of the foregoing Sublease, and hereby ratifies and reaffirms all of its obligations under such Guaranty and agrees that such Guaranty is in full force and effect and constitutes the valid, binding and enforceable obligation of Guarantor in accordance with its terms.

GUARANTOR:

Cedarburg Pharmaceuticals, Inc., a Delaware corporation

By:	/s/ Randall Fortel
Name:	RANDALL FORTEL
Title:	VICE PRESIDENT-FINANCE
Dated:	October 18, 2013

InB: Hauser Pharmaceutical Services, Inc.

Annex A—Schedule of Fixtures

PM	Project management	PD	Process Development
IT	Information Technology	QC	Analytical
Fac	Facility	Reg	Regulatory/QA
Manuf	Manufacturing

Asset ID	Description	Placed in service	Book Cost	Group
103	Chair, Low Back Taskr—4 Star Base	03/15/2009	797	N/A
181	File, 5 Drawer Lateral	03/15/2009	1,078	Fac
184	Forklift Truck, 3000 Ib. Capacity LPG, 128" Lift, Pneumatic Tires, ROPS	03/15/2009	2,155	Fac
313	Work Stations, Assorted Modular, Including Work Surfaces, Panels, Binder Bin, Pedestals, etc., Estim	03/15/2009	1,006	IT
314	Phone System—CC—Qwest	03/15/2009	16,383	IT
316	Lobby Furniture	03/15/2009	1,537	Fac
343	Bench, 30" x300"x37" Metal Lab, Composite Top—17"xl2"x10" Sink Compartment	03/15/2009	977	QC
345	Bench, 30"x120"x37" Steel Laboratory—Composite Top	03/15/2009	805	Manuf
347	Bench, 30"x132"x37" Steel Laboratory—Composite Top	03/15/2009	862	Manuf
352	Bench, 30"x236"x85"x37" L Shape Steel Laboratory—Composite Top	03/15/2009	1,006	QC
354	Bench, 30"x62"x37" Steel Laboratory—Composite Top	03/15/2009	2,529	Manuf
355	Bench, 30"x72"x30"x62"x30"x60" C Shaped Metal Laboratory—Composite Top	03/15/2009	603	N/A
357	Bench, 30"x88"xl20"x37" L Shape Steel Laboratory—Composite Top—Sink @ 1 End	03/15/2009	661	N/A
364	Bench, 60"x120"x37 Steel Laboratory—Composite Top w/ 12"x18"x120" Steel Overshelf w/ Composite Top	03/15/2009	747	N/A
366	Bench, 60"x150"x37" Steel Laboratory—Composite Top—14"x20" Sink @ 1 End & 12"x24"x120" Steel Ove	03/15/2009	1,006	QC
369	Boiler, 2002 75 KW Electric	03/15/2009	1,149	Fac
394	Cabinet, 30"x15"x51"x60"x15'x51"x15' E Shape Steel Laboratory w/ Composition Top	03/15/2009	2,012	Manuf
401	Cabinets, 12"x36"x30" Steel Wall Mount Glassware w/ 2 Sliding Glass Doors	03/15/2009	1,293	Manuf
442	Compressor, 25 HP Rotary Screw Air—1,835 hours, 737 hours	03/15/2009	3,448	Fac
443	Compressor, Air, 50 HP	03/15/2009	1,437	Fac
444	Cooler, 84"x120"x96" Walk-In	03/15/2009	2,874	Fac
497	Generator Set, 35KW Backup , 76 hours	03/15/2009	2,443	Fac
500	Glassware Washer	03/15/2009	1,149	QC
517	Hood, 120"x39"x90" Down Draft Fume—Sliding Glass Doors	03/15/2009	4,138	PD
518	Hood, 183"x90"x47" Top Draft Walk-In Fume w/ 2 Sliding Glass Doors	03/15/2009	3,161	Manuf
521	Hood, 36"x110"x96" Top Draft Fume—Sliding Glass Doors	03/15/2009	1,868	Manuf
522	Hood, 50"x90"x30" Top Draft Fume—Up & Down Opening Glass Doors	03/15/2009	4,655	QC
523	Hood, Fume	03/15/2009	718	N/A
524	Hood, Top Draft Fume—87"x78"x26" Chamber	03/15/2009	1,494	Manuf
525	Hood, Top Draft Fume 24"x60"x44" Chamber	03/15/2009	2,529	Manuf
526	Hood, Top Draft Fume 24"x80"x48" Chamber	03/15/2009	1,379	PD
527	Hood, Top Draft Fume 26"x62"x32" Chamber	03/15/2009	5,058	QC

PM	Project management	PD	Process Development
IT	Information Technology	QC	Analytical
Fac	Facility	Reg	Regulatory/QA
Manuf	Manufacturing

Asset ID	Description	Placed in service	Book Cost	Group
528	Hood, Top Draft Fume 38“x24“x30” Chamber	03/15/2009	632	N/A
529	Hood, Top Draft Fume 85“x23“x37” Chamber, 85“x30” Steel Lower Cabinet	03/15/2009	1,724	Manuf
530	Hood, Top Draft Fume 85“x23“x90” Chamber	03/15/2009	1,494	Manuf
531	Hood. 24“x62“x48” Top Draft Fume on Metal Legs	03/15/2009	2,069	Manuf
619	Refrigerator, 71“x88“x96” Walk-In	03/15/2009	1,437	Reg
707	Work Stations, Modular, Assorted, Including 66” Panels, Work Surfaces, Pedestals, Binder Bins, Task	03/15/2009	2,874	IT
717	Compressors—CC1 Air	03/15/2009	5,309	Fac
718	Phase Loss Monitors	03/15/2009	9,484	IT
730	New Carpet CC1 Conf Rm—Acierno Boyer & Co	03/15/2009	1,326	Fac
735	New rooftop unit—Mtech	03/15/2009	7,713	Fac
736	New Water Heater—Mtech	03/15/2009	3,238	Fac
738	New A/C Unit CC1—Timberline (Instl Jul 08)	03/15/2009	29,980	Fac
739	Compressor	03/15/2009	10,050	Fac
898	Fiber Optic Cable & Install	11/30/2011	3,037	IT
911	New Condenser for walk-infreezer	01/31/2012	4,349	Fac
917	Welch Equipment Company/Fence for Cages in CC1 & CC2-lnv#Q64082	02/29/2012	3,180	Reg
920	New Security System	07/25/2012	41,665	Reg
926	Security Systems—Access Control for GMP lab #830	10/20/2012	1,546	Fac
928	Lateral File Cabinets, FireKing Insulated; 4 Drawer	11/19/2012	6,403	Reg

	Total Original Cost		210,467

InB: Hauser Pharmaceutical Services, Inc.

Annex B—Schedule of Equipment

PM	Project management	PD	Process Development
IT	Information Technology	QC	Analytical
Fac	Facility	Reg	Regulatory/QA
Manuf	Manufacturing

Asset ID	Description	Placed in service	Book Cost	Group
11	Computer, Pentium & Color Monitor	03/15/2009	632	N/A
12	Computer, Pentium & Color Monitor	03/15/2009	862	IT
13	Computer, Pentium & Color Monitor	03/15/2009	1,343	IT
14	Computer, Pentium & Color Monitor	03/15/2009	1,437	IT
15	Computer, Pentium & Color Monitor	03/15/2009	2,716	IT
44	Computer, Lap Top	03/15/2009	1,210	IT
51	CDW—Rack & Tower Mount	03/15/2009	3,242	IT
52	CDW—Computers, Mntrs	03/15/2009	3,290	IT
53	CDW—Tower	03/15/2009	1,765	IT
54	CDW—MS Office for new Computers	03/15/2009	1,236	IT
57	CDW—Computer & Software	03/15/2009	3,893	IT
58	CDW—Computer & Software	03/15/2009	1,112	IT
60	Network Storage Hard Drive—CDW Direct	03/15/2009	1,434	IT
210	Portable Air Conditioner	03/15/2009	1,638	Fac
269	Table Top Autoclave	03/15/2009	1,293	QC
424	Chamber, Vacuum, 6“x24” Vertical Bell Jar Type Stainless Steel in 30“x43“x84” Steel Frame, w/ Filter	03/15/2009	7,184	Manuf
427	Chromatography Column, liquid, Stainless Steel on 16“x20“x36” Steel Stand, 12“xl6’	03/15/2009	718	N/A
431	Circulator, Ultra Low Temperature Bath	03/15/2009	1,437	Manuf
434	Column, 12” Dia x 10’L Stainless Steel Liquid Chromatography in Steel Frame	03/15/2009	718	N/A
440	Column,18” Dia x 3’L Stainless Steel Liquid Chromatography in Steel Frame	03/15/2009	1,149	Manuf
445	Counter, Laser Particle	03/15/2009	1,149	QC
465	Dryer, Vacuum 1989 2 cu. Ft. Capacity Double Cone	03/15/2009	7,184	Manuf
466	Dryer, Vacuum 1993 1 cu. Ft. Capacity Double Cone	03/15/2009	10,058	Manuf
469	Drying Oven	03/15/2009	862	Manuf
472	Evaporator	03/15/2009	2,012	Fac
473	Evaporator Unit w/ Water Bath	03/15/2009	2,155	PD
475	Evaporator, Rotary	03/15/2009	862	Manuf
483	Freezer,—20 deg.C	03/15/2009	1,149	Reg
484	Freezer,—20 deg.C	03/15/2009	1,149	Reg
485	Freezer,—75 deg. C	03/15/2009	1,149	Reg
486	Freezer,—80 deg.C	03/15/2009	1,149	Reg
488	Freezer, -20 deg. C	03/15/2009	1,149	QC

PM	Project management	PD	Process Development
IT	Information Technology	QC	Analytical
Fac	Facility	Reg	Regulatory/QA
Manuf	Manufacturing

Asset ID	Description	Placed in service	Book Cost	Group
490	Freezer, 67“x34“x55” 4 Door w/Top Mount Compressor	03/15/2009	1,437	Reg
493	Gas Chromatograph Including Model HP7673 Injector, HP 1512A System Controller, HP Kayak Computer. AP	03/15/2009	10,058	QC
503	Gravity Convection Incubator	03/15/2009	1,006	QC
542	Lab Glass Ware Washer	03/15/2009	1,149	PD
543	Laser Particle Counter	03/15/2009	718	N/A
544	Laser Particle Counter	03/15/2009	1,221	IT
563	Nitrogen Evaporator	03/15/2009	1,006	QC
564	Nuclear Magnetic Resonance Unit, Silicon Graphics Iris 02 Computer Controller w/ 19” Color Monitor,	03/15/2009	28,736	QC
567	Oven, Laboratory	03/15/2009	1,293	QC
569	Oven, Vacuum 16“x24“x19” Chamber	03/15/2009	718	N/A
588	Pump, 3/4HP Vacuum	03/15/2009	690	N/A
592	Pump, Peristaltic	03/15/2009	790	N/A
605	Purge & Trap Concentrator	03/15/2009	1,149	Manuf
606	Purge & Trap Unit	03/15/2009	2,299	Manuf
610	Reaction Vessel, 10 Liter Capacity Glass Jacketed—In Rolling Stainless Steel Frame	03/15/2009	2,155	Manuf
611	Reaction Vessel, 30 Liter Capacity Glass Jacketed—In Rolling Stainless Steel Frame	03/15/2009	3,448	Manuf
612	Reaction Vessel, 50 Liter Capacity Glass Jacketed—In Rolling Stainless Steel Frame	03/15/2009	3,592	Manuf
637	Separation Module	03/15/2009	25,863	Manuf
638	Separation Module	03/15/2009	28,736	N/A
679	TOC Analyzer -1996	03/15/2009	4,310	QC
709	Freezone Pump Mnf.	03/15/2009	9,486	Manuf
711	AirClean Syst—Dudt Hood L9490	03/15/2009	14,392	Manuf
712	Equipment Purchased from CTI (Cell Therapeutics)	03/15/2009	92,353	N/A
713	Vacuum Pump	03/15/2009	3,953	Manuf
723	Isolation Valves & Copper Water Line	03/15/2009	1,564	Fac
728	Lab Casework ISEC	03/15/2009	61,148	N/A
891	Machinery and Equipment	01/01/2010	5,750	Fac
892	Computer Equipment	01/01/2010	1,105	IT
894	Rotorap	04/01/2011	3,700	Manuf
895	Rotorap	04/01/2011	3,895	Manuf
896	Rotorap	04/01/2011	4,421	PD
904	Wilson Mohr/L12967-Electronic Chart Recorder-lnv#WM218756	02/29/2012	5,471	Reg
906	Palledeo lnv# 34897/Freezemobile Equipment-lnv#34897	04/26/2012	3,892	PM
907	Parr Instrument Company/L13156-Magnetic Stirrer-lnv#ARl/126406	05/07/2012	2,092	PM
910	ILC Dover LP/L13188-Safety Garment Harness-lnv#012460	06/28/2012	1,195	Manuf
912	NewEgg.com/L13122-2 APC SMT1500 UPS Units	04/11/2012	1,024	IT

PM	Project management	PD	Process Development
IT	Information Technology	QC	Analytical
Fac	Facility	Reg	Regulatory/QA
Manuf	Manufacturing

		Placed in
Asset ID	Description	service	Book Cost	Group
913	Zones, Inc./L13183-APC Rack/Tower for UPS	05/11/2012	1,597	IT
914	Best Buy/desktop Monitor-S/N#PTGCPP20032062D8063	06/14/2012	696	N/A
915	Best Buy/Desktop/Monitor-S/N#PTGCPP2003062DA2630	06/14/2012	696	N/A
922	2 DELL SERVERS - CIT LEASE AGREEMENT -CEDARBURG TRANSFER	06/30/2012	7,182	IT
927	Drum Scale - 24” x 30”	08/15/2012	669	N/A
929	Stand w/rollers for Flamable Cabinet in GMP wing, stainless, nugent supply	11/16/2012	794	N/A
	Items < $600		54,245	N/A

	Total Original Cost		470,030